                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As  independent  public  accountants,   we  hereby  consent  to  the
incorporation by reference in this  registration  statement of our reports dated
October 24, 2001  incorporated by reference in the Company's Form 10-KSB for the year ended July 31,  2001 and to all  references  to our Firm  included  in this registration statement.

Arthur Andersen LLP

Stamford, Connecticut

December 19, 2001